The Phoenix Edge Series Fund

Supplement to the Prospectus dated May 1, 2007

This supplement includes information about changes to the advisory and subadvisory fees and to the subadvisor of certain series of The Phoenix Edge Series Fund.

1.	Effective October 1, 2007, the advisory and subadvisory fees for Phoenix-Van Kampen Equity 500 Index Series are reduced. Accordingly, the following changes are made to the prospectus.

a.	The table of Series Fees and Expenses for the Phoenix-Van Kampen Equity 500 Index Series located on page 38 of the prospectus is hereby deleted and replaced with the following:

Annual Series Operating Expenses (expenses that are deducted from Series’ assets)

Management Fees[1]	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.32%

Total Annual Series Operating Expenses	0.67%

Expense Reimbursements[2]	(0.14%)

Net Annual Series Operating Expenses	0.53%

[1]

Effective October 1, 2007, the Management Fees have been reduced. Except for the portion of the Total Annual Series Operating Expenses and Net Annual Series Operating Expenses attributable to the Management Fees, Total Annual Series Operating Expenses and Net Annual Series Operating Expenses are based on amounts incurred by the fund for the period ended December 31, 2006. Management Fees reflected in the table are in effect beginning on October 1, 2007.

[2]

Effective September 1, 2006, the Fund entered into an expense limitation agreement with the series’ investment advisor whereby the investment advisor agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.15% of the series’ average net assets. This expense limitation agreement is effective through April 30, 2008. From January 1, 2006 though August 31, 2006, a voluntary expense limitation operated to reimburse the series for expenses subject to the expense limitation agreement described above in excess of certain amounts.

b.	The Example located on page 38 is hereby deleted and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series’ operating expenses remain the same, except for the contractual expense reimbursement which is only in effect during the first year. The example does not reflect contract fees and charges, and if it did, the costs shown would be higher.

	1 Year	3 Years	5 Years	10 Years
Phoenix-Van Kampen Equity 500 Index Series[1]	$68	$214	$373	$835

[1]

Effective October 1, 2007, the Management Fees for the Phoenix-Van Kampen Equity 500 Index Series have been reduced. These examples are based on the restated Total Annual Series Operating Expenses shown in the table above. These restated expenses include the Management Fees in effect as of October 1, 2007 and the Other Expenses for the year ended December 31, 2006.

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2.	The following information is added to the prospectus sub-section entitled “The Advisor and Subadvisor,” page 8, regarding the Phoenix Mid-Cap Growth Series.

On September 26, 2007, the Board of Trustees of the Fund ratified the determination of Phoenix Investment Advisors, Inc. to terminate Bennett Lawrence Management, LLC (BLM) as subadvisor to the Phoenix Mid-Cap Growth Series. BLM will continue to provide subadvisory services to the Series until the Board of Trustees approves a new subadvisor, which is expected to occur on or about December 1, 2007.

Dated: October 31, 2007	Please keep this supplement for future reference.

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The Phoenix Edge Series Fund

Supplement to the Statement of Additional Information dated May 1, 2007

1.	Effective October 1, 2007, the advisory and subadvisory fees for Phoenix-Van Kampen Equity 500 Index Series are reduced. Accordingly, the following changes are made to the Statement of Additional Information for the Phoenix Edge Series Fund dated May 1, 2007.

a.	The information on page 30 about the fee paid to Phoenix Variable Advisors, Inc. by the Fund for services to the Phoenix-Van Kampen Equity 500 Index Series under the Investment Advisory Agreement is hereby deleted and replaced with the following:

Series	Rate
Phoenix-Van Kampen Equity 500 Index	.35%

b.	The information on page 40 about the fee paid to Morgan Stanley Investment Management, Inc. dba Van Kampen for subadvisory services to the Phoenix-Van Kampen Equity 500 Index Series is hereby deleted and replaced with the following:

Series	Rate	Breakpoint Assets
Phoenix-Van Kampen Equity 500 Index	.15%	On first $100 million
	.135%	On excess

2.	The following information is inserted after the first paragraph of the subsection of the Statement of Additional Information entitled “Bennett Lawrence Management, LLC,” page 37, regarding the subadvisor of the Phoenix Mid-Cap Growth Series.

On September 26, 2007, the Board of Trustees of the Fund ratified the determination of Phoenix Investment Advisors, Inc. to terminate Bennett Lawrence Management, LLC (BLM) as subadvisor to the Phoenix Mid-Cap Growth Series. BLM will continue to provide subadvisory services to the Series until the Board of Trustees approves a new subadvisor, which is expected to occur on or about December 1, 2007.

Dated: October 31, 2007	Please keep this supplement for future reference.

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